SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.   20549


                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



Date of Report  April 01, 1996
(Date of earliest event reported)


RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as seller under a Pooling and Servicing Agreement dated as of April 1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series
1996-S9)


          Residential Funding Mortgage Securities I, Inc.

      (Exact name of registrant as specified in its charter)

       DELAWARE           33-54227            75-2006294
(State or                 (Commission         (I.R.S.
other Jurisdiction        File Number)        Employer
of Incorporation)                              Identification
                                                    No.)

 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota   55437
 (Address of Principal  (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code, is
(612) 832-7000


Item 7.       Financial Statements, Pro Forma Financial
Information and Exhibits.

              (a)    Not applicable

              (b)    Not applicable

              (c)    Exhibits:

              1. Pooling and Servicing Agreement, dated as of April 1, 1996 among Residential Funding Mortgage
Securities I, Inc. as seller, Residential Funding
Corporation, as master servicer, and Bankers Trust
Company, as trustee.



                                  SIGNATURES

              Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RESIDENTIAL FUNDING
                                          MORTGAGE SECURITIES
                                          I, INC.


                                          By: /s/Diane S. Wold


                                          Name:  Diane S. Wold
                                          Title: Vice President


Dated:  May 13, 1996